Rent Expenses	12 Months Ended
Mar. 31, 2012
Rent Expenses

16. Rent Expenses

Komatsu leases office space and equipment and employee housing under cancelable and non-cancelable lease agreements. Rent expenses under cancelable and non-cancelable operating leases amounted to ¥15,491 million ($188,915 thousand), ¥14,480 million and ¥13,823 million, respectively, for the years ended March 31, 2012, 2011 and 2010. At March 31, 2012, the future minimum lease payments under non-cancelable operating leases and capital leases are as follows:

	Millions of yen
Year ending March 31	Capital leases	Operating lease commitments	Total
2013	¥5,638	¥3,398	¥9,036
2014	3,711	2,378	6,089
2015	2,298	1,660	3,958
2016	925	1,068	1,993
2017	194	578	772
Thereafter	446	1,409	1,855

Total minimum lease payments	¥13,212	¥10,491	¥23,703

Less: amounts representing interest	(676)

Present value of net minimum capital lease payments	¥12,536